Exhibit 24
POWER OF ATTORNEY
(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of RAYMOND JAMES FINANCIAL, INC., a Florida corporation ("the Company"), does hereby constitute and appoint JEFFREY P. JULIEN and JENNIFER C. ACKART, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 (or amendment thereto) to which this Power of Attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 (or amendment thereto) to which this Power of Attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several states or other jurisdictions; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 17th day of February, 2005.

/s/ Thomas A. James
Thomas A. James
Chairman and
Chief Executive Officer

POWER OF ATTORNEY
(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of RAYMOND JAMES FINANCIAL, INC., a Florida corporation ("the Company"), does hereby constitute and appoint JEFFREY P. JULIEN and JENNIFER C. ACKART, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 (or amendment thereto) to which this Power of Attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 (or amendment thereto) to which this Power of Attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several states or other jurisdictions; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 17th day of February, 2005.

/s/ Francis S. Godbold
Francis S. Godbold
Vice Chairman and Director

POWER OF ATTORNEY
(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of RAYMOND JAMES FINANCIAL, INC., a Florida corporation ("the Company"), does hereby constitute and appoint JEFFREY P. JULIEN and JENNIFER C. ACKART, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 (or amendment thereto) to which this Power of Attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 (or amendment thereto) to which this Power of Attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several states or other jurisdictions; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 17th day of February, 2005.

/s/ Chet B. Helck
Chet B. Helck
President and
Chief Operating Officer

POWER OF ATTORNEY
(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of RAYMOND JAMES FINANCIAL, INC., a Florida corporation ("the Company"), does hereby constitute and appoint JEFFREY P. JULIEN and JENNIFER C. ACKART, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 (or amendment thereto) to which this Power of Attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 (or amendment thereto) to which this Power of Attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several states or other jurisdictions; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 17th day of February, 2005.

/s/ Angela M. Biever
Angela M. Biever
Director

POWER OF ATTORNEY
(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of RAYMOND JAMES FINANCIAL, INC., a Florida corporation ("the Company"), does hereby constitute and appoint JEFFREY P. JULIEN and JENNIFER C. ACKART, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 (or amendment thereto) to which this Power of Attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 (or amendment thereto) to which this Power of Attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several states or other jurisdictions; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 17th day of February, 2005.

/s/ Jonathan a. Bulkley
Jonathan A. Bulkley
Director

POWER OF ATTORNEY
(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of RAYMOND JAMES FINANCIAL, INC., a Florida corporation ("the Company"), does hereby constitute and appoint JEFFREY P. JULIEN and JENNIFER C. ACKART, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 (or amendment thereto) to which this Power of Attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 (or amendment thereto) to which this Power of Attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several states or other jurisdictions; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 17th day of February, 2005.

/s/ H. William Habermeyer, Jr.
H. William Habermeyer, Jr.
Director

POWER OF ATTORNEY
(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of RAYMOND JAMES FINANCIAL, INC., a Florida corporation ("the Company"), does hereby constitute and appoint JEFFREY P. JULIEN and JENNIFER C. ACKART, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 (or amendment thereto) to which this Power of Attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 (or amendment thereto) to which this Power of Attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several states or other jurisdictions; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 17th day of February, 2005.

/s/ Paul W. Marshall
Paul W. Marshall
Director

POWER OF ATTORNEY
(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of RAYMOND JAMES FINANCIAL, INC., a Florida corporation ("the Company"), does hereby constitute and appoint JEFFREY P. JULIEN and JENNIFER C. ACKART, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 (or amendment thereto) to which this Power of Attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 (or amendment thereto) to which this Power of Attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several states or other jurisdictions; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 17th day of February, 2005.

/s/ Kenneth A. Shields
Kenneth A. Shields
Director

POWER OF ATTORNEY
(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of RAYMOND JAMES FINANCIAL, INC., a Florida corporation ("the Company"), does hereby constitute and appoint JEFFREY P. JULIEN and JENNIFER C. ACKART, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 (or amendment thereto) to which this Power of Attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 (or amendment thereto) to which this Power of Attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several states or other jurisdictions; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 17th day of February, 2005.

/s/ Hardwick Simmons
Hardwick Simmons
Director

POWER OF ATTORNEY
(Form S-8)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of RAYMOND JAMES FINANCIAL, INC., a Florida corporation ("the Company"), does hereby constitute and appoint JEFFREY P. JULIEN and JENNIFER C. ACKART, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-8 (or amendment thereto) to which this Power of Attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-8 (or amendment thereto) to which this Power of Attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any of the several states or other jurisdictions; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed these presents this 17th day of February, 2005.

/s/ Adelaide Sink
Adelaide Sink
Director